FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED NOVEMBER 21, 2017 TO THE SUMMARY PROSPECTUS AND PROSPECTUS FOR THE GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND (THE “FUND”) DATED AUGUST 31, 2017

Effective as of the close of business on December 31, 2017, existing shareholders of the Fund may continue to purchase additional shares of the Fund. The Fund will remain closed to new investors, except as described below.

A financial advisor whose clients have established accounts in the Fund as of December 31, 2017, may continue to open new accounts in the Fund for any of its existing or new clients.

Existing or new participants in a qualified retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, which has an existing position in the Fund as of December 31, 2017, may continue to open new accounts in the Fund. In addition, if such qualified retirement plans have a related retirement plan formed in the future, this plan may also open new accounts in the Fund.

The Fund retains the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

Effective January 1, 2018, the Adviser has voluntarily agreed to waive, with respect to the Fund, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). This voluntary arrangement may be terminated at any time by the Adviser.

In addition, effective December 1, 2017, Zach Larkin is no longer serving as a Portfolio Manager of the Fund. Therefore all references to Zach Larkin with respect to the Fund in the Summary Prospectus and Prospectus are hereby deleted as of that date.

Fund Summary Section
Effective December 1, 2017, the section titled “Portfolio Managers” in the summary section of the prospectus with respect to the Fund is hereby deleted and replaced in its entirety with the following:

Portfolio Managers
Lead Managers: Blake Walker, since inception in 2013. Stuart Rigby, since 2017.

Guardian Portfolio Manager: Randy Pearce, since 2017.

Prospectus for the Fund – Management Section
Effective January 1, 2018, the fourth paragraph under the section titled “MANAGEMENT” is hereby deleted and replaced in its entirety with the following:

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Opportunities Fund and the Grandeur Peak International Opportunities Fund only, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). The Adviser has also voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund only, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser.

Prospectus for the Fund – Portfolio Managers Section
Effective December 1, 2017, in the section of the Fund’s prospectus titled “THE PORTFOLIO MANAGERS,” the second sentence under the section titled “Randy E. Pearce, CFA®, MBA” is replaced with the following:

Mr. Pearce has been a portfolio manager for the Grandeur Peak Global Reach Fund since its inception in 2013, a portfolio manager on the Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund since their inception in 2015 and a portfolio manager on the Grandeur Peak Emerging Markets Opportunities Fund since 2017.

Effective December 1, 2017, in the section of the Fund’s prospectus titled “THE PORTFOLIO MANAGERS,” the first sentence under the section titled “Stuart Rigby, MBA” is replaced with the following:

Mr. Rigby has been a portfolio manager for the Grandeur Peak Global Reach Fund since 2015, a portfolio manager for the Grandeur Peak Emerging Markets Opportunities Fund since 2017 and is also a Sr. Research Analyst at Grandeur Peak Global Advisors with a specialty focus on the technology sector globally.

Prospectus for the Fund – Buying, Exchanging and Redeeming Shares Section
Effective January 1, 2018, the following information is added to the section titled “BUYING, EXCHANGING AND REDEEMING SHARES” of the Fund’s prospectus:

As of the close of business on December 31, 2017, the Grandeur Peak Emerging Markets Opportunities Fund was re-opened to existing investors seeking to purchase additional shares of the Fund either directly or through third party intermediaries. The Fund remained closed to new investors subject to certain exceptions for financial advisors whose clients have already established an account in the Fund and participants in certain qualified retirement plans with an existing position in the Fund as of December 31, 2017.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED NOVEMBER 21, 2017 TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND (THE “FUND”) DATED AUGUST 31, 2017

Effective December 1, 2017, Zach Larkin will no longer serve as a Portfolio Manager of the Fund. Therefore all references to Zach Larkin with respect to the Fund in the Statement of Additional Information are hereby deleted as of that date. Blake Walker will remain a Lead Portfolio Manager of the Fund. Stuart Rigby will become a Lead Portfolio Manager of the Fund, and Randy Pearce will begin serving as the Guardian Portfolio Manager of the Fund as of that date.

In addition, effective January 1, 2018, the following information is added after the eighth sentence in the third paragraph under the section titled “INVESTMENT MANAGER”:

The Adviser has also voluntarily agreed, effective January 1, 2018, to waive, with respect to the Grandeur Peak Emerging Markets Opportunities Fund only, annual management fees to the extent such fees exceed 1.20% on all assets above $400 million (the annual management fee rate with respect to the Fund will remain 1.35% on the first $400 million in assets). These voluntary arrangements may be terminated at any time by the Adviser.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE